UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 924-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 3, 2007, Investors Bancorp, Inc. entered into an Agreement and Plan of Merger with Summit Federal Bankshares. The Merger Agreement is attached as Exhibit 10.1. A press release announcing this transaction is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of business acquired: Not Applicable.

(b)	Pro forma financial information: Not Applicable.

(c)	Shell Company Transactions: Not Applicable

(d)	Exhibits.

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated August 3, 2007, by Investors Bancorp, Inc., and Summit Federal Bankshares, Inc.
99.1	Press release dated August 3, 2007, by Investors Bancorp, Inc., announcing Agreement and Plan of Merger by Investors Bancorp, Inc., and Summit Federal Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

Date: August 3, 2007	By:	/s/ Robert M. Cashill
Robert M. Cashill President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Agreement and Plan of Merger dated August 3, 2007, by Investors Bancorp, Inc., and Summit Federal Bankshares, Inc.
99.1	Press release dated August 3, 2007, by Investors Bancorp, Inc., announcing Agreement and Plan of Merger by Investors Bancorp, Inc., and Summit Federal Bankshares, Inc.